Arrow Dow Jones Global Yield ETF

Ticker: GYLD

(a series of Arrow ETF Trust)

Supplement dated July 1, 2016
to the Statement of Additional Information dated June 1, 2016

Effective as of July 1, 2016, Charles A. Barragato has resigned as a trustee of Arrow ETF Trust. All references to Mr. Barragato in the Statement of Additional Information are hereby deleted.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 1, 2016. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.